                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                         -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 26, 2002

                         -----------------------------



                            METRO-GOLDWYN-MAYER INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                            1-13481                              95-4605850
  (State or other jurisdiction                (Commission                         (I.R.S. Employer
of incorporation or organization)             File Number)                       Identification No.)


                2500 Broadway Street, Santa Monica, CA                                 90404
               (Address of Principal Executive Offices)                              (Zip Code)

                         -----------------------------


                                (310) 449-3000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                     None
        --------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events and Regulation FD Disclosure

     Attached hereto as Exhibit 99 and incorporated herein by this reference is a press release issued on February 26, 2002 by Metro-Goldwyn-Mayer Inc. with respect to its first quarter and full year 2002 outlook.

Item 7.  Financial Statements and Exhibits

     99  Press Release dated February 26, 2002.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       METRO-GOLDWYN-MAYER INC.



Date: February 26, 2002                By:    /s/JAY RAKOW
                                          -----------------------------------
                                       Name:  Jay Rakow
                                       Title: Senior Executive Vice President
                                              and General Counsel